UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2025

CITIBANK CREDIT CARD ISSUANCE TRUST

(Issuing Entity in respect of the Notes)

(Exact name of issuing entity as specified in its charter)

DELAWARE	333-283962	NOT APPLICABLE	0001108348
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)	(Central Index Key Number)

CITIBANK CREDIT CARD MASTER TRUST I

(Issuing Entity in respect of the Collateral Certificate)

(Exact name of issuing entity as specified in its charter)

NEW YORK	333-283962-02	NOT APPLICABLE	0000921864
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)	(Central Index Key Number)

CITIBANK, N.A.

(Exact name of depositor and sponsor as specified in its charter)

UNITED STATES OF AMERICA	333-283962-01	13-5266470	0001522616
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)	(Central Index Key Number)

388 Greenwich Street		10013
New York, New York		(Zip Code)
(Address of principal executive offices of depositor and sponsor)

Registrant’s telephone number, including area code: (212) 559-1000

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

The following information relates to the credit card receivables owned by Citibank Credit Card Master Trust I and the related credit card accounts. Some of the terms used herein are used as defined in the Glossary of Terms at the end of this Report.

Loss and Delinquency Experience

The following table sets forth the loss experience for cardholder payments on the credit card accounts for each of the periods shown on a cash basis. The Net Loss percentage calculated for each period below is obtained by dividing Net Losses by the Average Principal Receivables Outstanding multiplied by a fraction, the numerator of which is the total number of days in the applicable calendar year and the denominator of which is the total number of days in the trust monthly reporting periods for the applicable period (365/181 for the six months ended June 25, 2025, 366/366 for the year ended December 26, 2024, 365/ 364 for the year ended December 26, 2023, and 365/364 for the year ended December 27, 2022).

If accrued finance charge receivables that have been written off were included in losses, Net Losses would be higher as an absolute number and as a percentage of the average of principal and finance charge receivables outstanding during the periods indicated. Average Principal Receivables Outstanding is the average of principal receivables outstanding during the periods indicated. There can be no assurance that the loss experience for the receivables in the future will be similar to the historical experience set forth below. There could be future increases in net losses, and such increases could be significant.

Loss Experience for the Accounts

(Dollars in Thousands)

	Six Months Ended June 25, 2025	Year Ended December 26, 2024	Year Ended December 26, 2023	Year Ended December 27, 2022
Average Principal Receivables Outstanding	$21,092,962	$22,439,121	$23,760,232	$23,990,438
Gross Charge-Offs	$325,327	$696,088	$577,471	$440,245
Recoveries	$66,964	$120,157	$123,096	$141,304

Net Losses	$258,363	$575,931	$454,375	$298,941

Net Losses as a Percentage of Average Principal Receivables Outstanding	2.47%	2.57%	1.92%	1.25%

Net losses as a percentage of gross charge-offs for the six months ended June 25, 2025, were 79.42% and for each of the years ended December 26, 2024, December 26, 2023, and December 27, 2022, were 82.74%, 78.68% and 67.90%, respectively. Gross charge-offs are charge-offs before recoveries and do not include the amount of any reductions in Average Principal Receivables Outstanding due to fraud, returned goods, customer disputes or various other miscellaneous write-offs, however, such reductions had no material impact to Average Principal Receivables Outstanding for the reported periods. The reduction of receivables in this manner reduces only the seller’s interest in the master trust. Recoveries are collections received in respect of principal receivables previously charged off as uncollectible. Net losses are gross charge-offs minus recoveries.

The following table sets forth the delinquency experience for cardholder payments on the credit card accounts as of each of the dates shown. The Delinquent Amount includes both principal receivables and finance charge receivables. Each percentage is the result of dividing the corresponding delinquent amount as of the end of the period indicated by the sum of the average principal receivables and average finance receivables outstanding during the six months ended June 29, 2025, and the years ended December 29, 2024, December 31, 2023, and December 25, 2022. There can be no assurance that the delinquency experience for the receivables in the future will be similar to the historical experience set forth below. For example, recessions and economic downturns and rising unemployment can result in significant increases in net losses and delinquencies. There could be future increases in delinquencies, and such increases could be significant.

Delinquency Experience for the Accounts

(Dollars in Thousands)

	As of June 29, 2025		As of December 29, 2024		As of December 31, 2023		As of December 25, 2022
Number of Days Delinquent	Delinquent Amount	Percentage	Delinquent Amount	Percentage	Delinquent Amount	Percentage	Delinquent Amount	Percentage
Up to 30 days	$240,578	1.11%	$283,702	1.23%	$251,217	1.04%	$299,902	1.19%
31 to 60 days	81,650	0.38	88,313	0.38	93,163	0.39	79,407	0.32
61 to 90 days	62,105	0.29	72,488	0.31	79,452	0.33	58,490	0.23
91 to 120 days	58,234	0.27	67,071	0.29	65,584	0.27	44,849	0.18
121 to 150 days	51,541	0.24	51,908	0.23	57,350	0.24	36,906	0.15
151 to 180 days	44,018	0.20	55,248	0.25	54,856	0.23	32,411	0.13

Total	$538,126	2.49%	$618,730	2.69%	$601,622	2.50%	$551,965	2.20%

More recently originated, less seasoned accounts have historically experienced higher delinquencies and net losses than well seasoned accounts. From January 2010 to August 2013, no additional accounts were designated to the master trust. Beginning in September 2013, a portion of the accounts designated to the master trust in lump additions has consisted of accounts originated in 2010 and thereafter.

Citibank, as servicer, may enter into loan modifications or other arrangements to extend or otherwise change payment schedules for cardholders who claim to be experiencing financial hardship. This may include waiving fees, waiving the requirement to make the minimum payment due for a period of time, reducing interest rates, ceasing accrual of interest entirely or making other accommodations to a cardholder which can reduce revenue from periodic finance charges and fees and reduce principal balances and principal collections.

Revenue Experience

The revenues for the credit card accounts from finance charges, fees paid by cardholders and interchange for the six months ended June 25, 2025, and for each of the years ended December 26, 2024, December 26, 2023, and December 27, 2022, are set forth in the following table. The revenue experience in this table is presented on a cash basis before deduction for charge-offs. Average Revenue Yield calculated for each period below is obtained by dividing Finance Charges and Fees Paid by Average Principal Receivables Outstanding multiplied by a fraction, the numerator of which is the total number of days in the applicable calendar year and the denominator of which is the total number of days in the trust monthly reporting periods for the applicable period (365/181 for the six months ended June 25, 2025, 366/366 for the year ended December 26, 2024, 365/ 364 for the year ended December 26, 2023, and 365/364 for the year ended December 27, 2022).

Revenues from finance charges, fees and interchange will be affected by numerous factors, including the periodic finance charge on the credit card receivables, the amount of any annual fee, other fees paid by cardholders, the amount, if any, of principal receivables that is discounted and treated as finance charge receivables, the percentage of cardholders who pay off their balances in full each month and do not incur periodic finance charges on purchases, the percentage of credit card accounts bearing finance charges at promotional rates and changes in the level of delinquencies on the receivables.

Revenue Experience for the Accounts

(Dollars in Thousands)

	Six Months Ended June 25, 2025	Year Ended December 26, 2024	Year Ended December 26, 2023	Year Ended December 27, 2022
Finance Charges and Fees Paid	$2,418,711	$4,981,572	$5,241,594	$4,789,936
Average Revenue Yield	23.12%	22.20%	22.12%	20.02%

The revenues from periodic finance charges and fees – other than annual fees – depend in part upon the collective preference of cardholders to use their credit cards as revolving debt instruments for purchases and cash advances and to pay account balances over several months – as opposed to convenience use, where cardholders pay off their entire balance each month, thereby avoiding periodic finance charges on their purchases – and upon other card-related services for which the cardholder pays a fee. Revenues from periodic finance charges and fees also depend on the types of charges and fees assessed on the credit card accounts. Accordingly, revenues will be affected by future changes in the types of charges and fees assessed on the accounts and in the types of additional accounts designated to the master trust from time to time. These revenues could be adversely affected by future changes in fees and charges assessed on the accounts, as well as other factors, including loan modifications.

Cardholder Monthly Payment Rates

The following table sets forth the highest and lowest cardholder monthly payment rates for the credit card accounts during any month in the periods shown and the average of the cardholder monthly payment rates for all months during the periods shown, in each case calculated as a percentage of the total beginning account balances for that month.

Monthly payment rates on the credit card receivables may vary because, among other things, a cardholder may fail to make a required payment or may only make the minimum required payment or may pay the entire outstanding balance. Monthly payment rates on the receivables may also vary due to seasonal purchasing and payment habits of cardholders. Monthly payment rates include amounts that are treated as payments of principal receivables and finance charge receivables with respect to the accounts under the pooling and servicing agreement. In addition, the amount of outstanding receivables and the rates of payments, delinquencies, charge-offs and new borrowings on the accounts depend on a variety of factors including seasonal variations, the availability of other sources of credit, general economic conditions, unemployment levels, inflationary pressures, the interest rate environment, the behavioral and economic impact of natural disasters and disease pandemics, tax laws, consumer spending and borrowing patterns and the terms of the accounts, which may change. Cardholder monthly payment rates are calculated on the balances of those cardholder accounts that have an amount due. Cardholder accounts with a zero balance or a credit balance are excluded from these calculations.

As of the most recent related billing date prior to June 25, 2025, 30.84% of the accounts had a credit balance or otherwise had no payment due, 36.84% of the cardholders paid their entire outstanding balance, 6.99% of the cardholders made only the minimum payment due, 3.53% of the cardholders paid an amount less than the minimum due (including no payment) and the remaining 21.80% of the cardholders paid an amount greater than the minimum due, but less than the entire outstanding balance.

Cardholder Monthly Payment Rates for the Accounts

	Six Months Ended June 25, 2025	Year Ended December 26, 2024	Year Ended December 26, 2023	Year Ended December 27, 2022
Lowest month	34.65%	34.06%	33.22%	33.92%
Highest month	40.20%	39.72%	40.43%	39.98%
Average of the months in the period	38.08%	37.34%	36.70%	36.71%

Interchange

Credit card issuing banks participating in the Mastercard, Visa and American Express systems receive interchange or similar fee income – referred to in this Form 8-K as “interchange” – as compensation for performing issuer functions, including taking credit risk, absorbing certain fraud losses and funding receivables for a limited period before initial billing. Acquiring banks and issuing banks are free to reach separately negotiated agreements governing compensation, whether generally or with respect to a particular merchant client of the acquiring bank. To promote efficiency, however, each network sets a schedule establishing default interchange rates, which may change from time to time. Interchange generally ranges from approximately 1% to 2% of the transaction amount, but may be higher for some card products or transactions. Citibank is required to transfer to the master trust interchange attributed to cardholder charges for merchandise and services in the accounts. In general, interchange is allocated to the master trust on the basis of the ratio that the amount of cardholder charges for merchandise and services in the accounts bears to the total amount of cardholder charges for merchandise and services in the portfolio of credit card accounts maintained by Citibank.

The Credit Card Receivables

The receivables in the credit card accounts designated to the master trust as of June 25, 2025, included $818,363,675 of finance charge receivables and $20,901,659,626 of principal receivables, which amounts include overdue finance charge receivables and overdue principal receivables. As of June 25, 2025, there were 7,651,538 accounts. For financial reporting purposes, included within the accounts are inactive, zero balance accounts other than those categorized as converted or lost or stolen accounts. The accounts had an average principal receivable balance of $2,732 and an average credit limit of $17,508. The average principal receivable balance in the accounts as a percentage of the average credit limit with respect to the accounts was approximately 15.60%. 100% of the accounts were opened before June 2023.

As of June 25, 2025, 99.79% of the credit card receivables in the master trust represented obligations of cardholders with billing addresses in the United States. Of the accounts, as of June 25, 2025, the following percentages related to cardholders with billing addresses in the following states:

	Percentage of Total Number of Accounts	Percentage of Total Outstanding Receivables
California	13.49%	13.34%
New York	10.25%	9.42%
Texas	8.66%	11.48%
Florida	7.28%	7.37%
Illinois	5.29%	5.80%

Since the largest number of cardholders’ billing addresses were in California, New York, Texas, Florida and Illinois, adverse changes in the business or economic conditions, natural disasters or adverse climate events or other adverse developments in these states could have an adverse effect on the performance of the receivables. No other state represents more than 5% of the number of accounts or outstanding receivables.

As of June 25, 2025, 2.22% of the credit card receivables in the master trust related to small business revolving credit card accounts originated by Citibank. The receivables in the 97,333 small business credit card accounts designated to the master trust as of June 25, 2025, included $3,326,626 of finance charge receivables and $478,497,105 of principal receivables, which amounts include overdue finance charge receivables and overdue principal receivables.

Citibank issues its small business credit cards to small businesses who agree to use the cards for business purposes. With respect to substantially all accounts, both the business and the authorized officer are jointly and severally liable for all charges and balances on the account. The small business credit card accounts generally have higher receivables balances, credit limits and monthly payment rates than the other accounts designated to the master trust, taken as a whole. In addition, interchange generated on the receivables in these accounts is generally higher than the interchange generated on the receivables in the other accounts designated to the master trust.

As of June 25, 2025, the small business credit card accounts designated to the master trust had an average principal receivable balance of $4,916 and an average credit limit of $34,468. The average principal receivable balance in the accounts as a percentage of the average credit limit with respect to the accounts was approximately 14.26%. 100% of the accounts were opened before June 2023. Of the accounts, as of June 25, 2025, 21.42% of the receivables related to obligors with billing addresses in California and 20.11% in Texas. No other state represents more than 10% of the outstanding receivables. As of June 25, 2025, 95.58% of the receivables in the accounts related to obligors with a FICO score greater than 660, and 98.41% of the receivables had a “current” payment status as of the most recent related billing date.

As of the most recent related billing date prior to June 25, 2025, 30.38% of the small business credit card accounts had a credit balance or otherwise had no payment due, 45.42% of the obligors paid their entire outstanding balance, 4.11% of the obligors made only the minimum payment due, 2.66% of the obligors paid an amount less than the minimum due (including no payment) and the remaining 17.43% of the obligors paid an amount greater than the minimum due, but less than the entire outstanding balance.

As of June 25, 2025, approximately 27.29% of the credit card receivables in the master trust were related to credit cards issued under the Citibank/American Airlines AAdvantage co-brand program (the “Citibank AAdvantage co-brand program”). Cardholders in the Citibank AAdvantage co-brand program receive benefits for the amounts charged on their Citibank AAdvantage cards, including frequent flyer miles in American Airlines’ frequent flyer program. Conditions that adversely affect the airline industry or American Airlines, including, for example, a drop in demand, airline capacity reductions or service suspensions as seen during the COVID-19 pandemic, or other factors could adversely affect the usage and payment patterns of the Citibank AAdvantage cards.

In addition, any future termination of the Citibank AAdvantage co-brand program and exercise of a purchase option resulting in a removal of the Citibank AAdvantage receivables from the master trust could have an adverse effect on the payment rates and, to a lesser extent, excess spread reported by the master trust. The following tables set forth the lowest and highest cardholder monthly payment rates for the credit card accounts during any month in the periods shown and the average of the cardholder monthly payment rates for all months during the periods shown, in each case calculated as a percentage of the total beginning account balances for that month, for each of the Citibank AAdvantage accounts in the master trust and the non-Citibank AAdvantage accounts in the master trust (i.e., all accounts in the master trust other than the Citibank AAdvantage accounts).

Cardholder Monthly Payment Rates for the AAdvantage Accounts

	Six Months Ended June 25, 2025	Year Ended December 26, 2024	Year Ended December 26, 2023	Year Ended December 27, 2022
Lowest month	54.86%	53.96%	53.49%	54.73%
Highest month	62.65%	62.94%	65.23%	65.04%
Average of the months in the period	60.02%	59.31%	58.72%	58.98%

Cardholder Monthly Payment Rates for the Non-AAdvantage Accounts

	Six Months Ended June 25, 2025	Year Ended December 26, 2024	Year Ended December 26, 2023	Year Ended December 27, 2022
Lowest month	27.21%	26.75%	26.23%	27.04%
Highest month	31.84%	31.20%	31.91%	31.86%
Average of the months in the period	29.93%	29.40%	29.02%	29.17%

The credit card accounts include receivables which, in accordance with the servicer’s normal servicing policies, were charged off as uncollectible. However, for purposes of calculation of the amount of principal receivables and finance charge receivables in the master trust for any date, the balance of the charged off receivables is zero and the master trust owns only the right to receive recoveries on these receivables.

The following tables summarize the credit card accounts designated to the master trust as of June 25, 2025, by various criteria. References to “Receivables Outstanding” in these tables include both finance charge receivables and principal receivables. Because the composition of the accounts will change in the future, these tables are not necessarily indicative of the future composition of the accounts.

Credit balances presented in the following table are a result of cardholder payments and credit adjustments applied in excess of a credit card account’s unpaid balance. Accounts which have a credit balance are included because receivables may be generated in these accounts in the future. Credit card accounts which have no balance are included because receivables may be generated in these accounts in the future.

Composition of Accounts by Account Balance

Account Balance	Number of Accounts	Percentage of Total Number of Accounts	Receivables Outstanding	Percentage of Total Receivables Outstanding
Credit balance	102,832	1.34%	$(36,259,112)	(0.17)%
No balance	2,473,095	32.32	0	0.00
Less than or equal to $500.00	1,611,474	21.06	277,305,341	1.28
$500.01 to $1,000.00	559,488	7.31	407,898,964	1.88
$1,000.01 to $2,000.00	649,805	8.49	947,176,155	4.36
$2,000.01 to $3,000.00	411,309	5.38	1,016,424,983	4.68
$3,000.01 to $4,000.00	295,147	3.86	1,026,482,298	4.73
$4,000.01 to $5,000.00	228,076	2.98	1,022,318,821	4.71
$5,000.01 to $6,000.00	179,055	2.34	982,140,480	4.52
$6,000.01 to $7,000.00	148,849	1.95	965,739,850	4.45
$7,000.01 to $8,000.00	123,633	1.62	925,951,825	4.26
$8,000.01 to $9,000.00	106,133	1.39	901,391,088	4.15
$9,000.01 to $10,000.00	93,950	1.23	892,425,566	4.11
$10,000.01 to $15,000.00	301,818	3.94	3,702,649,966	17.05
$15,000.01 to $20,000.00	164,902	2.16	2,847,153,644	13.11
Over $20,000.00	201,972	2.63	5,841,223,432	26.88

Total	7,651,538	100.00%	$21,720,023,301	100.00%

Composition of Accounts by Credit Limit

Credit Limit	Number of Accounts	Percentage of Total Number of Accounts	Receivables Outstanding	Percentage of Total Receivables Outstanding
Less than or equal to $500.00	71,412	0.93%	$6,759,142	0.03%
$500.01 to $1,000.00	83,724	1.09	19,661,053	0.09
$1,000.01 to $2,000.00	214,378	2.80	104,241,305	0.48
$2,000.01 to $3,000.00	218,764	2.86	164,016,406	0.76
$3,000.01 to $4,000.00	221,869	2.90	205,266,802	0.95
$4,000.01 to $5,000.00	299,672	3.92	299,878,966	1.38
$5,000.01 to $6,000.00	266,914	3.49	297,028,019	1.37
$6,000.01 to $7,000.00	281,856	3.68	382,173,176	1.76
$7,000.01 to $8,000.00	294,297	3.85	380,835,045	1.75
$8,000.01 to $9,000.00	291,116	3.80	435,382,258	2.00
$9,000.01 to $10,000.00	366,883	4.79	595,561,294	2.74
$10,000.01 to $15,000.00	1,388,967	18.14	2,698,019,325	12.41
$15,000.01 to $20,000.00	1,458,480	19.09	3,280,247,215	15.11
Over $20,000.00	2,193,206	28.66	12,850,953,295	59.17

Total	7,651,538	100.00%	$21,720,023,301	100.00%

Accounts presented in the table below as “Current” include accounts on which the minimum payment has not been received before the next billing date following the issuance of the related billing statement.

Composition of Accounts by Payment Status

Payment Status	Number Of Accounts	Percentage of Total Number of Accounts	Receivables Outstanding	Percentage of Total Receivables Outstanding
Current	7,570,820	98.95%	$21,181,896,393	97.52%
Up to 30 days delinquent	45,345	0.59	240,578,479	1.11
31 to 60 days delinquent	11,321	0.15	81,650,051	0.38
61 to 90 days delinquent	7,716	0.10	62,104,832	0.29
91 to 120 days delinquent	6,358	0.08	58,233,741	0.27
121 to 150 days delinquent	5,415	0.07	51,541,487	0.23
151 to 180 days delinquent	4,563	0.06	44,018,318	0.20

Total	7,651,538	100.00%	$21,720,023,301	100.00%

Composition of Accounts by Age

Age	Number of Accounts	Percentage of Total Number of Accounts	Receivables Outstanding	Percentage of Total Receivables Outstanding
6 months or less	0	0.00%	$0	0.00%
Over 6 to 12 months	0	0.00	0	0.00
Over 12 to 24 months	0	0.00	0	0.00
Over 24 to 36 months	0	0.00	0	0.00
Over 36 to 48 months	0	0.00	0	0.00
Over 48 to 60 months	0	0.00	0	0.00
Over 60 months	7,651,538	100.00	21,720,023,301	100.00

Total	7,651,538	100.00%	$21,720,023,301	100.00%

The following table sets forth the composition of accounts by FICO®* score as of June 29, 2025. A FICO score is a measurement determined by Fair, Isaac & Company using information collected by major credit bureaus to assess credit risk. A credit report is generally obtained from one or more credit bureaus for each application for a new account. Once a customer has been issued a card, Citibank refreshes the FICO score on most accounts on a monthly basis. Citibank generally does not refresh the FICO scores of closed accounts that have no balance and certain other categories of accounts. A FICO score of zero indicates that the FICO score of an account has not been refreshed for one of these reasons or that the customer did not have enough credit history for a FICO score to be calculated.

As of June 29, 2025, 93.12% of the receivables in the master trust related to obligors whose FICO score was greater than 660.

Composition of Accounts by FICO Score

FICO Score	Number of Accounts	Percentage of Total Number of Accounts	Receivables Outstanding	Percentage of Total Receivables Outstanding
000	774,142	10.12%	$100,288,993	0.46%
001 to 599	75,442	0.99	454,962,427	2.09
600 to 639	78,829	1.03	436,536,545	2.01
640 to 660	81,043	1.06	502,915,206	2.32
661 to 679	124,807	1.63	865,643,001	3.99
680 to 699	205,174	2.68	1,550,906,864	7.14
700 to 719	282,049	3.69	2,184,601,196	10.06
720 to 739	332,384	4.34	2,331,572,560	10.73
740 to 759	414,227	5.41	2,459,620,214	11.32
760 to 800	1,257,314	16.43	4,628,381,087	21.31
801+	4,026,127	52.62	6,204,595,208	28.57

Total	7,651,538	100.00%	$21,720,023,301	100.00%

*	FICO® is a registered trademark of Fair, Isaac & Company.

Billing and Payments

The credit card accounts have different billing and payment structures, including different periodic finance charges and fees, and a particular account may have balances that are subject to different periodic finance charges and fees. For example, in addition to monthly revolving balances subject to a periodic finance charge, Citibank may also offer a cardholder options such as Citi Flex Plans that include arrangements that allow a cardholder to pay off the balance for a particular purchase over a set time with fixed payments and a fixed interest rate or fixed fee (Citi Flex Pay), or for a cardholder to borrow money against their credit line and pay off the loan over a set time with fixed payments and a fixed interest rate (Citi Flex Loan). Further, promotional rates are offered from time to time to attract new cardholders and to encourage existing cardholders to use their accounts. Promotional rates often apply to credit card balances transferred from other credit card issuers. The following information reflects the current billing and payment characteristics of the accounts.

In general, each month billing statements are sent to cardholders. To the extent a cardholder has a balance due, the cardholder must make a minimum payment equal to the sum of any amount which is past due plus any amount which is in excess of the credit limit plus any Citi Flex Plan payment amount and, for most accounts, the greatest of the following:

•	The adjusted new balance on the billing statement, if it is less than $41, or $41, if the adjusted new balance is at least $41; or

•	1% of the adjusted new balance (rounded to the nearest dollar) plus the amount of any billed finance charges or minimum interest charge, and any billed late fee.

The “adjusted new balance” is the new balance less any Citi Flex Plan balance.

A periodic finance charge is imposed on the credit card accounts. The periodic finance charge imposed on balances for purchases and cash advances (and other like-charged transactions, referred to in this section as “Cash Advances”) for a majority of the accounts is calculated by multiplying (1) the daily balances for each day during the billing cycle by (2) the applicable daily periodic finance charge rate, and summing the results for each day in the billing period. The daily balance is calculated by taking the previous day’s balance, adding any new purchases or Cash Advances and fees, adding the daily finance charge on the previous day’s balance, and subtracting any payments or credits. Cash Advances are included in the daily balance generally from the date the advances are made. Purchases are included in the daily balance generally from the date of purchase. Periodic finance charges are not imposed in most circumstances on purchase amounts if all balances shown in the previous two billing statements are paid in full by the due date indicated on the statement.

As of the date of this Form 8-K:

•

For most credit card accounts, the periodic finance charge imposed on balances for purchases is variable. The variable annual periodic rate or APR is commonly the Prime Rate, as published in The Wall Street Journal, plus a percentage generally ranging from approximately 9.74% to 21.74%;

•	A small portion of the credit card accounts have a non-variable periodic finance charge imposed on purchase balances. The non-variable APR generally ranges from approximately 7.99% to 24.99%;

•

The periodic finance charge imposed on balances in most credit card accounts for Cash Advances is variable. The applicable variable APR is commonly the Prime Rate, plus a percentage generally of 21.99%;

•	The applicable variable or fixed APR may be lower than described above for some credit card accounts, and the maximum variable or non-variable APR currently imposed is 29.99%; and

•

If a cardholder fails to make a payment by the due date or has a returned payment under their credit card agreement, the periodic finance charge assessed on new transactions can be increased up to the sum of the Prime Rate and 26.74% (up to a maximum of 29.99%), with 45 days’ advance notice.

Most of the accounts are subject to additional fees, including:

•

A late fee if the cardholder does not make the required minimum payment by the payment due date shown on the monthly billing statement; the late fee is typically $30 (or $41 if a late fee was assessed on the account during the previous six billing cycles); provided that the late fee will not be greater than the associated required minimum payment;

•	A Cash Advance fee which is generally equal to 5.0% of the amount of the Cash Advance, subject to a minimum fee of $10;

•	A balance transfer fee of 5.0% of the amount transferred to the account, subject to a minimum fee of $5, unless otherwise disclosed in a particular offer;

•	A fee on purchases made outside the United States, in a foreign currency, generally equal to 3.0% of the amount of the purchase, after its conversion into U.S. dollars;

•

A returned payment fee that is typically $30 (or $41 if a returned payment fee was assessed on the account during the previous six billing cycles); provided that the returned payment fee will not be greater than the required minimum payment associated with the returned payment; and

•

A plan monthly fee of up to 1.72% of each transaction moved to a Citi Flex Plan subject to such fee based on the Citi Flex Plan duration, the APR that would otherwise apply to the transaction, and other factors.

In addition, for some rewards products, an annual fee may be assessed.

There can be no assurance that periodic finance charges, fees and other charges will remain at current levels in the future. Also, Citibank, as servicer, may enter into loan modification arrangements to extend or otherwise change payment schedules for cardholders who claim to be experiencing financial hardship. This includes waiving fees, waiving the requirement to make the minimum payment due for a period of time or making other accommodations to a cardholder.

Lump Additions and Removals

Citibank may from time to time transfer credit card receivables to the master trust in lump additions by designating additional accounts to the master trust. The table below presents the date, amount and percentage of the master trust portfolio of those lump additions made since January 2008 (calculated based on the principal amount of the lump addition and the balance of principal receivables in the master trust as of the end of its monthly reporting period immediately preceding the specified lump addition date).

Lump Additions of Receivables Since January 2008

Lump Addition Date	Amount of Finance Charge Receivables	Amount of Principal Receivables	Total Receivables	Percentage of Outstanding Principal Receivables
March 29, 2008	$17,911,489	$1,234,692,881	$1,252,604,370	1.63%
May 24, 2008	$6,784,413	$562,509,400	$569,293,813	0.73%
June 28, 2008	$8,369,659	$924,879,210	$933,248,869	1.19%
July 26, 2008	$4,797,729	$314,459,115	$319,256,844	0.41%
September 27, 2008	$9,666,066	$682,465,956	$692,132,022	0.89%
December 27, 2008	$15,951,494	$959,774,428	$975,725,922	1.24%
March 28, 2009	$30,094,590	$1,443,311,222	$1,473,405,812	1.97%
May 30, 2009	$4,817,064	$227,239,927	$232,056,991	0.30%
June 13, 2009	$31,644,334	$1,448,182,055	$1,479,826,389	1.93%
September 26, 2009	$48,789,788	$1,441,935,893	$1,490,725,681	1.90%
December 26, 2009	$27,034,270	$1,389,298,732	$1,416,333,002	1.83%
September 28, 2013	$56,016,655	$5,863,375,700	$5,919,392,355	17.03%
December 21, 2013	$12,901,456	$1,499,556,217	$1,512,457,673	3.79%
January 25, 2014	$84,649,372	$8,788,596,345	$8,873,245,717	20.86%
March 22, 2014	$15,799,411	$1,990,007,667	$2,005,807,078	4.11%
May 17, 2014	$13,703,032	$1,900,713,736	$1,914,416,768	3.88%
August 15, 2014	$8,644,839	$1,240,988,805	$1,249,633,644	2.48%
October 25, 2014	$11,543,045	$1,497,653,121	$1,509,196,166	2.99%
June 24, 2017	$38,895,761	$4,044,377,672	$4,083,273,433	10.14%

Citibank may from time to time remove credit card receivables from the master trust in lump removals, including substantial lump removals of credit card receivables in excess of the required seller’s interest (as determined by the pooling and servicing agreement and the rating agencies). The table below presents the date, amount and percentage of the master trust portfolio of those lump removals made since January 2008 (calculated based on the principal amount of the lump removal and the balance of principal receivables in the master trust as of the end of its monthly reporting period immediately preceding the specified lump removal date).

Lump Removals of Receivables Since January 2008

Lump Removal Date	Amount of Finance Charge Receivables	Amount of Principal Receivables	Total Receivables	Percentage of Outstanding Principal Receivables
June 28, 2008	$12,048,065	$1,050,947,089	$1,062,995,154	1.36%
November 29, 2008	$2,585,026	$160,923,947	$163,508,973	0.21%
August 29, 2009	$3,920,046	$214,410,219	$218,330,265	0.28%
March 16, 2013	$127,883,769	$11,859,172,625	$11,987,056,394	23.97%
January 20, 2018	$4,356,975	$506,499,529	$510,856,504	1.19%
February 22, 2020	$58,295,379	$4,997,488,492	$5,055,783,871	13.47%

In addition, Citibank from time to time removes inactive, zero balance accounts from the master trust in lump removals.

Static Pool Information

Static pool information is information relating to the master trust receivables, organized by year of origination of each related credit card account. Static pool information concerning losses, delinquencies, revenue yield and payment rate for the master trust receivables since January 2020 is set forth in the following tables. This information is organized by year of origination of the applicable account for each of the five most recent years, and for accounts originated more than five years ago. As of June 25, 2025, there were no accounts that were originated within the last five years. There can be no assurance that the loss, delinquency, revenue yield and payment rate experience for the receivables in the future will be similar to the historical experience set forth below.

For purposes of the following tables, a “due period” for a particular month is the period beginning on the third to last business day of the prior month through and including the fourth to last business day of that month. The annualization factor for the percentages noted in the tables is 365 (or 366 in the case of a leap year) divided by the number of days in the due period. Thus, variation in the number of days in due periods can have a pronounced effect on the annualized percentages shown in the tables. In addition, static pool information is reported for new accounts only when those accounts are designated to the master trust so no performance statistics are available for any period prior to the designation of the accounts to the master trust.

Net Losses

Net Losses reflect principal receivables balances that (1) have become 180 days delinquent or (2) are associated with bankruptcy filings, which are charged off not later than 30 days after the servicer receives notice of a bankruptcy filing. Net losses include principal recoveries. The net losses percentage shown in the tables below is calculated by dividing net principal charged off during the due period by the principal receivables balance as of the beginning of the due period. If there is a lump addition or lump removal of receivables during the due period, then the denominator is the weighted average principal receivables balance over the due period. The principal receivables balance shown in the table below does not include finance charges and is as of the beginning of the due period. If there is a lump addition or lump removal of receivables during the due period, then the balance shown is the weighted average principal receivables balance over the due period.

Net Losses by Year of Account Origination

(by Monthly Due Period)

Year of Account Origination	Principal Receivables Jun 2025	Jun 2025	May 2025	Apr 2025	Mar 2025	Feb 2025	Jan 2025
2020 and earlier	$21,087,113,610	2.12%	2.33%	2.70%	3.00%	2.28%	2.26%
2021	0	0.00	0.00	0.00	0.00	0.00	0.00
2022	0	0.00	0.00	0.00	0.00	0.00	0.00
2023	0	0.00	0.00	0.00	0.00	0.00	0.00
2024	0	0.00	0.00	0.00	0.00	0.00	0.00
2025	0	0.00	0.00	0.00	0.00	0.00	0.00

Total	$21,087,113,610	2.12%	2.33%	2.70%	3.00%	2.28%	2.26%

Year of Account Origination	Dec 2024	Nov 2024	Oct 2024	Sep 2024	Aug 2024	Jul 2024	Jun 2024	May 2024	Apr 2024	Mar 2024	Feb 2024	Jan 2024
2019 and earlier	2.84%	2.40%	2.36%	2.53%	2.38%	2.59%	2.47%	2.40%	2.79%	2.90%	2.27%	2.65%
2020	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2021	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2022	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2024	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	2.84%	2.40%	2.36%	2.53%	2.38%	2.59%	2.47%	2.40%	2.79%	2.90%	2.27%	2.65%

Year of Account Origination	Dec 2023	Nov 2023	Oct 2023	Sep 2023	Aug 2023	Jul 2023	Jun 2023	May 2023	Apr 2023	Mar 2023	Feb 2023	Jan 2023
2018 and earlier	2.34%	2.21%	2.07%	2.13%	1.97%	1.66%	1.76%	2.06%	1.99%	1.67%	1.55%	1.50%
2019	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2020	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2021	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2022	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	2.34%	2.21%	2.07%	2.13%	1.97%	1.66%	1.76%	2.06%	1.99%	1.67%	1.55%	1.50%

Year of Account Origination	Dec 2022	Nov 2022	Oct 2022	Sep 2022	Aug 2022	Jul 2022	Jun 2022	May 2022	Apr 2022	Mar 2022	Feb 2022	Jan 2022
2017 and earlier	1.34%	1.33%	1.32%	1.12%	1.33%	1.19%	1.10%	1.39%	1.36%	1.23%	1.12%	1.11%
2018	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2019	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2020	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2021	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2022	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	1.34%	1.33%	1.32%	1.12%	1.33%	1.19%	1.10%	1.39%	1.36%	1.23%	1.12%	1.11%

Year of Account Origination	Dec 2021	Nov 2021	Oct 2021	Sep 2021	Aug 2021	Jul 2021	Jun 2021	May 2021	Apr 2021	Mar 2021	Feb 2021	Jan 2021
2016 and earlier	0.97%	1.19%	1.00%	1.21%	1.62%	1.52%	1.82%	1.78%	2.07%	2.49%	2.76%	2.01%
2017	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2019	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2020	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2021	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	0.97%	1.19%	1.00%	1.21%	1.62%	1.52%	1.82%	1.78%	2.07%	2.49%	2.76%	2.01%

Year of Account Origination	Dec 2020	Nov 2020	Oct 2020	Sep 2020	Aug 2020	Jul 2020	Jun 2020	May 2020	Apr 2020	Mar 2020	Feb 2020	Jan 2020
2015 and earlier	2.11%	1.82%	2.03%	2.55%	2.75%	2.41%	2.63%	3.12%	2.95%	3.02%	2.64%	2.49%
2016	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2019	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2020	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	2.11%	1.82%	2.03%	2.55%	2.75%	2.41%	2.63%	3.12%	2.95%	3.02%	2.64%	2.49%

Delinquent Receivables that are 30+ Days Past Due

Delinquencies include both principal and finance charge receivables. The monthly delinquencies 30+ days percentage shown in the tables below is calculated by dividing total receivables 31 days or more past due by the principal and finance charge receivables as of the last full weekend of the month. The receivables outstanding balance shown in the table below includes principal and finance charges and is as of the last full weekend of the month.

Delinquencies 30+ Days by Year of Account Origination

(by Monthly Due Period)

Year of Account Origination	Principal and Finance Charge Receivables Jun 2025	Jun 2025	May 2025	Apr 2025	Mar 2025	Feb 2025	Jan 2025
2020 and earlier	$21,720,023,301	1.37%	1.39%	1.41%	1.44%	1.46%	1.48%
2021	0	0.00	0.00	0.00	0.00	0.00	0.00
2022	0	0.00	0.00	0.00	0.00	0.00	0.00
2023	0	0.00	0.00	0.00	0.00	0.00	0.00
2024	0	0.00	0.00	0.00	0.00	0.00	0.00

Total	$21,720,023,301	1.37%	1.39%	1.41%	1.44%	1.46%	1.48%

Year of Account Origination	Dec 2024	Nov 2024	Oct 2024	Sep 2024	Aug 2024	Jul 2024	Jun 2024	May 2024	Apr 2024	Mar 2024	Feb 2024	Jan 2024
2019 and earlier	1.46%	1.52%	1.52%	1.44%	1.45%	1.44%	1.38%	1.42%	1.44%	1.48%	1.50%	1.50%
2020	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2021	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2022	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	1.46%	1.52%	1.52%	1.44%	1.45%	1.44%	1.38%	1.42%	1.44%	1.48%	1.50%	1.50%

Year of Account Origination	Dec 2023	Nov 2023	Oct 2023	Sep 2023	Aug 2023	Jul 2023	Jun 2023	May 2023	Apr 2023	Mar 2023	Feb 2023	Jan 2023
2018 and earlier	1.44%	1.46%	1.40%	1.33%	1.28%	1.21%	1.18%	1.15%	1.13%	1.17%	1.11%	1.06%
2019	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2020	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2021	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2022	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	1.44%	1.46%	1.40%	1.33%	1.28%	1.21%	1.18%	1.15%	1.13%	1.17%	1.11%	1.06%

Year of Account Origination	Dec 2022	Nov 2022	Oct 2022	Sep 2022	Aug 2022	Jul 2022	Jun 2022	May 2022	Apr 2022	Mar 2022	Feb 2022	Jan 2022
2017 and earlier	1.00%	0.97%	0.90%	0.86%	0.82%	0.79%	0.79%	0.78%	0.82%	0.87%	0.85%	0.83%
2018	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2019	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2020	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2021	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	1.00%	0.97%	0.90%	0.86%	0.82%	0.79%	0.79%	0.78%	0.82%	0.87%	0.85%	0.83%

Year of Account Origination	Dec 2021	Nov 2021	Oct 2021	Sep 2021	Aug 2021	Jul 2021	Jun 2021	May 2021	Apr 2021	Mar 2021	Feb 2021	Jan 2021
2016 and earlier	0.80%	0.81%	0.79%	0.80%	0.80%	0.86%	0.91%	0.97%	1.12%	1.25%	1.32%	1.38%
2017	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2019	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2020	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	0.80%	0.81%	0.79%	0.80%	0.80%	0.86%	0.91%	0.97%	1.12%	1.25%	1.32%	1.38%

Year of Account Origination	Dec 2020	Nov 2020	Oct 2020	Sep 2020	Aug 2020	Jul 2020	Jun 2020	May 2020	Apr 2020	Mar 2020	Feb 2020	Jan 2020
2015 and earlier	1.36%	1.39%	1.38%	1.36%	1.32%	1.42%	1.47%	1.59%	1.69%	1.56%	1.54%	1.59%
2016	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2019	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	1.36%	1.39%	1.38%	1.36%	1.32%	1.42%	1.47%	1.59%	1.69%	1.56%	1.54%	1.59%

Delinquent Receivables that are 90+ Days Past Due

Delinquencies include both principal and finance charge receivables. The monthly delinquencies 90+ days percentage shown in the tables below is calculated by dividing total receivables 91 days or more past due by the principal and finance charge receivables as of the last full weekend of the month. The receivables outstanding balance shown in the table below includes principal and finance charges and is as of the last full weekend of the month.

Delinquencies 90+ Days by Year of Account Origination

(by Monthly Due Period)

Year of Account Origination	Principal and Finance Charge Receivables Jun 2025	Jun 2025	May 2025	Apr 2025	Mar 2025	Feb 2025	Jan 2025
2020 and earlier	$21,720,023,301	0.71%	0.71%	0.70%	0.74%	0.78%	0.78%
2021	0	0.00	0.00	0.00	0.00	0.00	0.00
2022	0	0.00	0.00	0.00	0.00	0.00	0.00
2023	0	0.00	0.00	0.00	0.00	0.00	0.00
2024	0	0.00	0.00	0.00	0.00	0.00	0.00
2025	0	0.00	0.00	0.00	0.00	0.00	0.00

Total	$21,720,023,301	0.71%	0.71%	0.70%	0.74%	0.78%	0.78%

Year of Account Origination	Dec 2024	Nov 2024	Oct 2024	Sep 2024	Aug 2024	Jul 2024	Jun 2024	May 2024	Apr 2024	Mar 2024	Feb 2024	Jan 2024
2019 and earlier	0.76%	0.77%	0.76%	0.72%	0.71%	0.73%	0.73%	0.73%	0.73%	0.77%	0.78%	0.78%
2020	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2021	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2022	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2024	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	0.76%	0.77%	0.76%	0.72%	0.71%	0.73%	0.73%	0.73%	0.73%	0.77%	0.78%	0.78%

Year of Account Origination	Dec 2023	Nov 2023	Oct 2023	Sep 2023	Aug 2023	Jul 2023	Jun 2023	May 2023	Apr 2023	Mar 2023	Feb 2023	Jan 2023
2018 and earlier	0.73%	0.71%	0.69%	0.63%	0.61%	0.59%	0.59%	0.58%	0.55%	0.57%	0.54%	0.50%
2019	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2020	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2021	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2022	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	0.73%	0.71%	0.69%	0.63%	0.61%	0.59%	0.59%	0.58%	0.55%	0.57%	0.54%	0.50%

Year of Account Origination	Dec 2022	Nov 2022	Oct 2022	Sep 2022	Aug 2022	Jul 2022	Jun 2022	May 2022	Apr 2022	Mar 2022	Feb 2022	Jan 2022
2017 and earlier	0.45%	0.44%	0.41%	0.39%	0.38%	0.37%	0.38%	0.39%	0.39%	0.40%	0.41%	0.41%
2018	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2019	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2020	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2021	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2022	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	0.45%	0.44%	0.41%	0.39%	0.38%	0.37%	0.38%	0.39%	0.39%	0.40%	0.41%	0.41%

Year of Account Origination	Dec 2021	Nov 2021	Oct 2021	Sep 2021	Aug 2021	Jul 2021	Jun 2021	May 2021	Apr 2021	Mar 2021	Feb 2021	Jan 2021
2016 and earlier	0.38%	0.38%	0.37%	0.38%	0.40%	0.45%	0.50%	0.55%	0.59%	0.65%	0.71%	0.75%
2017	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2019	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2020	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2021	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	0.38%	0.38%	0.37%	0.38%	0.40%	0.45%	0.50%	0.55%	0.59%	0.65%	0.71%	0.75%

Year of Account Origination	Dec 2020	Nov 2020	Oct 2020	Sep 2020	Aug 2020	Jul 2020	Jun 2020	May 2020	Apr 2020	Mar 2020	Feb 2020	Jan 2020
2015 and earlier	0.72%	0.70%	0.61%	0.64%	0.67%	0.76%	0.78%	0.79%	0.82%	0.81%	0.83%	0.83%
2016	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2019	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2020	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	0.72%	0.70%	0.61%	0.64%	0.67%	0.76%	0.78%	0.79%	0.82%	0.81%	0.83%	0.83%

Monthly Total Payment Rate

The monthly total payment rate is calculated by taking the sum of all principal and finance charge payments received from cardholders over the due period and dividing it by the principal and finance charge receivables balance as of the beginning of the due period. If there is a lump addition or lump removal of receivables during the due period, then the denominator is the weighted average principal and finance charge receivables balance over the due period. The principal and finance charge receivables balance shown in the table below is as of the beginning of the due period. If there is a lump addition or lump removal of receivables during the due period, then the balance shown is the weighted average principal and finance charge receivables balance over the due period.

Monthly Total Payment Rate by Year of Account Origination

(by Monthly Due Period)

Year of Account Origination	Principal and Finance Charge Receivables Jun 2025	Jun 2025	May 2025	Apr 2025	Mar 2025	Feb 2025	Jan 2025
2020 and earlier	$21,891,073,103	37.48%	39.18%	37.84%	38.61%	34.65%	40.20%
2021	0	0.00	0.00	0.00	0.00	0.00	0.00
2022	0	0.00	0.00	0.00	0.00	0.00	0.00
2023	0	0.00	0.00	0.00	0.00	0.00	0.00
2024	0	0.00	0.00	0.00	0.00	0.00	0.00
2025	0	0.00	0.00	0.00	0.00	0.00	0.00

Total	$21,891,073,103	37.48%	39.18%	37.84%	38.61%	34.65%	40.20%

Year of Account Origination	Dec 2024	Nov 2024	Oct 2024	Sep 2024	Aug 2024	Jul 2024	Jun 2024	May 2024	Apr 2024	Mar 2024	Feb 2024	Jan 2024
2019 and earlier	39.72%	34.06%	39.63%	35.91%	37.06%	39.47%	35.06%	39.48%	36.76%	36.77%	35.33%	37.88%
2020	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2021	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2022	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2024	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	39.72%	34.06%	39.63%	35.91%	37.06%	39.47%	35.06%	39.48%	36.76%	36.77%	35.33%	37.88%

Year of Account Origination	Dec 2023	Nov 2023	Oct 2023	Sep 2023	Aug 2023	Jul 2023	Jun 2023	May 2023	Apr 2023	Mar 2023	Feb 2023	Jan 2023
2018 and earlier	35.64%	36.48%	36.49%	34.00%	39.58%	36.19%	38.37%	38.23%	33.22%	40.43%	33.88%	36.56%
2019	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2020	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2021	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2022	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	35.64%	36.48%	36.49%	34.00%	39.58%	36.19%	38.37%	38.23%	33.22%	40.43%	33.88%	36.56%

Year of Account Origination	Dec 2022	Nov 2022	Oct 2022	Sep 2022	Aug 2022	Jul 2022	Jun 2022	May 2022	Apr 2022	Mar 2022	Feb 2022	Jan 2022
2017 and earlier	37.68%	35.72%	35.22%	36.77%	38.24%	36.27%	39.13%	37.47%	34.75%	39.98%	33.92%	34.35%
2018	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2019	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2020	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2021	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2022	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	37.68%	35.72%	35.22%	36.77%	38.24%	36.27%	39.13%	37.47%	34.75%	39.98%	33.92%	34.35%

Year of Account Origination	Dec 2021	Nov 2021	Oct 2021	Sep 2021	Aug 2021	Jul 2021	Jun 2021	May 2021	Apr 2021	Mar 2021	Feb 2021	Jan 2021
2016 and earlier	39.96%	35.22%	34.06%	36.21%	35.32%	36.23%	36.50%	32.62%	33.36%	33.88%	29.02%	30.10%
2017	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2019	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2020	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2021	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	39.96%	35.22%	34.06%	36.21%	35.32%	36.23%	36.50%	32.62%	33.36%	33.88%	29.02%	30.10%

Year of Account Origination	Dec 2020	Nov 2020	Oct 2020	Sep 2020	Aug 2020	Jul 2020	Jun 2020	May 2020	Apr 2020	Mar 2020	Feb 2020	Jan 2020
2015 and earlier	33.49%	27.96%	29.74%	29.24%	26.78%	28.83%	25.72%	23.03%	25.48%	28.42%	25.98%	30.75%
2016	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2019	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2020	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	33.49%	27.96%	29.74%	29.24%	26.78%	28.83%	25.72%	23.03%	25.48%	28.42%	25.98%	30.75%

Revenue Yield

Revenue Yield is the sum of finance charges, fees paid by cardholders and interchange, less a 1.50% servicing fee payable only from interchange. Deductions for finance charge write-offs as well as re-investment income from funds in the interest funding account and the principal funding account are not reflected in revenue yield. The revenue yield percentage is computed by dividing revenue yield by the principal receivables balance as of the beginning of the due period. If there is a lump addition or lump removal of receivables during the due period, then the denominator is the weighted average principal receivables balance over the due period. The principal receivables balance shown in the table below does not include finance charges and is as of the beginning of the due period. If there is a lump addition or lump removal of receivables during the due period, then the balance shown is the weighted average principal receivables balance over the due period.

Revenue Yield by Year of Account Origination

(by Monthly Due Period)

Year of Account Origination	Principal Receivables Jun 2025	Jun 2025	May 2025	Apr 2025	Mar 2025	Feb 2025	Jan 2025
2020 and earlier	$21,087,113,610	23.42%	22.54%	23.56%	24.97%	22.45%	20.84%
2021	0	0.00	0.00	0.00	0.00	0.00	0.00
2022	0	0.00	0.00	0.00	0.00	0.00	0.00
2023	0	0.00	0.00	0.00	0.00	0.00	0.00
2024	0	0.00	0.00	0.00	0.00	0.00	0.00
2025	0	0.00	0.00	0.00	0.00	0.00	0.00

Total	$21,087,113,610	23.42%	22.54%	23.56%	24.97%	22.45%	20.84%

Year of Account Origination	Dec 2024	Nov 2024	Oct 2024	Sep 2024	Aug 2024	Jul 2024	Jun 2024	May 2024	Apr 2024	Mar 2024	Feb 2024	Jan 2024
2019 and earlier	23.83%	22.31%	22.25%	22.62%	21.04%	22.75%	22.15%	21.49%	22.59%	23.10%	20.48%	20.41%
2020	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2021	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2022	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2024	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	23.83%	22.31%	22.25%	22.62%	21.04%	22.75%	22.15%	21.49%	22.59%	23.10%	20.48%	20.41%

Year of Account Origination	Dec 2023	Nov 2023	Oct 2023	Sep 2023	Aug 2023	Jul 2023	Jun 2023	May 2023	Apr 2023	Mar 2023	Feb 2023	Jan 2023
2018 and earlier	21.80%	21.00%	23.20%	21.79%	22.31%	22.65%	21.08%	23.40%	21.64%	22.61%	21.79%	20.39%
2019	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2020	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2021	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2022	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	21.80%	21.00%	23.20%	21.79%	22.31%	22.65%	21.08%	23.40%	21.64%	22.61%	21.79%	20.39%

Year of Account Origination	Dec 2022	Nov 2022	Oct 2022	Sep 2022	Aug 2022	Jul 2022	Jun 2022	May 2022	Apr 2022	Mar 2022	Feb 2022	Jan 2022
2017 and earlier	20.97%	21.27%	21.05%	19.48%	20.51%	19.89%	19.35%	20.63%	18.98%	19.88%	19.75%	17.43%
2018	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2019	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2020	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2021	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2022	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	20.97%	21.27%	21.05%	19.48%	20.51%	19.89%	19.35%	20.63%	18.98%	19.88%	19.75%	17.43%

Year of Account Origination	Dec 2021	Nov 2021	Oct 2021	Sep 2021	Aug 2021	Jul 2021	Jun 2021	May 2021	Apr 2021	Mar 2021	Feb 2021	Jan 2021
2016 and earlier	18.83%	20.08%	19.55%	18.74%	19.09%	18.51%	19.84%	20.25%	18.18%	20.09%	19.02%	17.13%
2017	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2019	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2020	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2021	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	18.83%	20.08%	19.55%	18.74%	19.09%	18.51%	19.84%	20.25%	18.18%	20.09%	19.02%	17.13%

Year of Account Origination	Dec 2020	Nov 2020	Oct 2020	Sep 2020	Aug 2020	Jul 2020	Jun 2020	May 2020	Apr 2020	Mar 2020	Feb 2020	Jan 2020
2015 and earlier	18.58%	18.72%	17.49%	18.66%	17.08%	16.56%	17.64%	16.62%	14.76%	18.60%	18.39%	19.00%
2016	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2019	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2020	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	18.58%	18.72%	17.49%	18.66%	17.08%	16.56%	17.64%	16.62%	14.76%	18.60%	18.39%	19.00%

GLOSSARY OF TERMS

“accounts” means the portfolio of revolving credit card accounts established and supplemented in accordance with the pooling and servicing agreement. For financial reporting purposes, such accounts exclude inactive, zero balance accounts designated to the master trust that are categorized as converted and lost or stolen accounts.

“additional accounts” consist of newly originated eligible accounts to be included as accounts and accounts relating to any lump additions.

“Citibank” means Citibank, N.A., a national banking association and successor by merger to Citibank (South Dakota), National Association. References to “Citibank” in this Form 8-K include Citibank’s predecessor, Citibank (South Dakota), to the extent the context requires.

“eligible accounts” An “eligible account” is defined to mean a revolving credit card account owned by Citibank, any additional seller or any other affiliate thereof which, as of the master trust cut-off date in 1991 with respect to an initial account or as of the additional cut-off date with respect to an additional account: (a) is in existence and maintained by Citibank, the additional seller or the other affiliate; (b) is payable in United States dollars; (c) in the case of the initial accounts, has a cardholder who has provided, as his most recent billing address, an address located in the United States or its territories or possessions or a military address; (d) has a cardholder who has not been identified by Citibank, the additional seller or the other affiliate in its computer files as being involved in a voluntary or involuntary bankruptcy proceeding; (e) has not been identified as an account with respect to which the related card has been lost or stolen; (f) has not been sold or pledged to any other party except for any sale to any seller, additional seller or other affiliate; (g) does not have receivables which have been sold or pledged to any other party other than any sale to any seller, additional seller or other affiliate; and (h) in the case of the initial accounts, is a VISA or MasterCard revolving credit card account.

“finance charge receivables” consist of periodic finance charges, annual fees, cash advance fees and late charges on amounts charged for merchandise and services and some other fees designated by Citibank, as well as amounts, if any, representing a discount from the face amount of principal receivables that are treated as finance charge receivables in accordance with the pooling and servicing agreement. In addition, some interchange attributed to cardholder charges for merchandise and services in the accounts will be treated as finance charge receivables.

“lump addition” means the designation of additional eligible accounts to be included as accounts pursuant to Section 2.09(a) or (b) of the pooling and servicing agreement.

“master trust” means Citibank Credit Card Master Trust I.

“pooling and servicing agreement” means the Third Amended and Restated Pooling and Servicing Agreement dated as of November 16, 2016, between Citibank, N.A., as Seller and Servicer, and Deutsche Bank Trust Company Americas, as trustee, including all amendments thereto.

“principal receivables” consist of amounts charged by cardholders for merchandise and services, amounts advanced to cardholders as cash advances and some fees billed to cardholders on the accounts, minus the portion, if any, of principal receivables which represents a discount from the face amount thereof that Citibank has designated to be treated as finance charge receivables in accordance with the pooling and servicing agreement.

“receivables” means all amounts shown on the servicer’s records as amounts payable by the person or persons obligated to make payments with respect to the accounts.

“Receivables Outstanding” as defined on page 9.

“trust monthly reporting period” means, with respect to a particular month, the period beginning on the third to last business day of the prior month through and including the fourth to last business day of that month.

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Certain statements contained herein are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, forward-looking statements are not based on historical facts but instead represent only our beliefs regarding future events. Such statements may be identified by words such as “believe”, “expect”, “anticipate”, “intend”, “estimate”, “may increase”, “may fluctuate” and similar expressions, or future or conditional verbs such as “will”, “should”, “would” and “could”. Forward-looking statements are based on our current expectations and are subject to uncertainties and changes in circumstances. Actual results may differ materially from those included in these statements as a result of certain risks and uncertainties including, but not limited to, changes in business, political and economic conditions, unemployment levels, consumer bankruptcies, rate of inflation, consumer sentiment, risk of recession, the interest rate environment, trade and tariff policies, supply chain disruptions; the behavioral and economic impact of natural disasters, disease pandemics and acts of terrorism, as well as any governmental response; competitive product and pricing pressures; difficulties originating or servicing accounts; changes in, or termination of, material co-branding arrangements; technological change; cybersecurity risks and technological failures; the impact of current, pending or future legislation and regulation; the costs, effects and outcomes of litigation; changes in fiscal, monetary, regulatory, accounting and tax policies; insolvency risks; changes to or discontinuance of “benchmark” rate indices; physical or transition risks related to climate change; as well as other risks and uncertainties. You should not put undue reliance on any forward-looking statements, which speak only as of the date on which they were made. We undertake no obligation to update forward-looking statements to reflect subsequent circumstances or events except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIBANK, N.A., as Depositor of Citibank Credit Card Issuance Trust and Citibank Credit Card Master Trust I

(Registrant)

By:	/s/ Shirley Wong
Shirley Wong
Vice President

Dated: August 8, 2025